UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         October 3, 2005
                                                   -----------------------------

                             WINFIELD CAPITAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           New York                       33-94322               13-2704241
 ----------------------------     ------------------------    ----------------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Organization)                                     Identification No.)


               237 Mamaroneck Avenue, White Plains, New York 10605
               ---------------------------------------------------
                         (Address of Principal Executive
                          Offices, including Zip Code)


                                 (914) 949-2600
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

The Registrant learned on October 3, 2005 that on September 23, 2005 the United States Small Business Administration (the "SBA") filed a complaint in the United States District Court for the Southern District of New York alleging a breach of the terms of the forbearance agreement dated April 6, 2005. The complaint alleged that as of September 13, 2005 there remained an outstanding balance of $3,737,472.62 plus interest that continues to accrue at the rate of $712.01 per day on the indebtedness. The SBA, in filing the complaint, requested, among other things, that the court approve and enter the Consent Order and Judgment, that the court take exclusive jurisdiction of Winfield, and all of its assets wherever located and appoint the SBA as permanent receiver of Winfield for the purpose of liquidating all of Winfield's assets and satisfying the claims of its legitimate creditors in the order of priority as determined by the court and that Winfield's license to operate as a SBIC shall be revoked upon the wind-up and conclusion of the receivership.

The Registrant does not intend to contest this action and anticipates that the court will appoint the SBA as a receiver of Winfield and, at such time, the officers and directors of the Registrant will be dismissed. Under these circumstances, there can be no assurance that the Registrant will be able to file its future periodic reports with the Securities and Exchange Commission in a timely manner.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WINFIELD CAPITAL CORP.
                                             (Registrant)


Date:        October 7, 2005                 By: /s/ PAUL A. PERLIN
                                                 -------------------------------
                                                 Paul A. Perlin
                                                 Chief Executive Officer